                                                                    EXHIBIT 99.4


                              PURCHASE OPTION AGREEMENT

          Purchase Option Agreement dated as of April 6, 1998, by and among Maxifit, Ltd., a New Jersey corporation, Harry Rosenstein, Phyllis Rosenstein and Stuart Rosenstein (collectively, "Sellers") and TSI Old Bridge, Inc., a Delaware corporation ("Buyer").

                                 W I T N E S S E T H:

          WHEREAS, Sellers desire to grant to Buyer an irrevocable option to purchase all of the Purchased Assets (as hereinafter defined) or the Shares (as hereinafter defined), which relate to the business, operations and activities of the Sellers used in connection with, or arising out of, the use of Sellers' health club facility located at Browntown Shopping Center, Route 516 & Gaub Road, Old Bridge, New Jersey (the "Club"), such option to be on the terms and conditions hereinafter set forth in this Agreement; and

          WHEREAS, from the date hereof until the expiration of the Option Period (as hereinafter defined), Buyer, in accordance with the Management Agreement (as hereinafter defined) shall have the exclusive right to supervise, manage, operate and control the operation of the Club on the terms and conditions set forth in this Agreement and the Management Agreement.

          NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:


                                      ARTICLE 1

                                      THE OPTION

1.1 GRANT OF THE OPTION. The Sellers hereby jointly and severally grant to Buyer the sole, exclusive and irrevocable option to purchase and acquire from the Sellers in accordance with the terms of this Article 1 (the "Option").

1.2  OPTION PRICE; EXPIRATION DATE.     (a)  Upon the execution of this
Agreement, Buyer shall pay to Sellers the sum of One Million Dollars ($1,000,000.00) by Certified Check (the "Option Price") for the Option. The Option Price shall be non-refundable.

     (b) Buyer shall exercise the Option at any time on or prior to May 31, 1998, or, if there shall be a Legal Prohibition (as hereafter defined), within 10 days after such Legal Prohibition shall be removed or discharged in a manner reasonably acceptable to Buyer (the "Expiration Date").

1.3 FORM OF ACQUISITION. Buyer shall acquire the Club on or before the Expiration Date in accordance with, either, in Buyer's sole and exclusive discretion (a) the terms of the Asset Purchase

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Agreement, dated as of February 27, 1998, by and among Sellers and Buyer, attached hereto as EXHIBIT A (the "Asset Purchase Agreement") ("Option (a)"), or
(b) the terms and provisions of the draft Stock Purchase Agreement, to be executed by and among Buyer and Harry Rosenstein, Phyllis Rosenstein and Stuart Rosenstein, attached hereto as EXHIBIT B (the "Stock Purchase Agreement") ("Option (b)") (the Asset Purchase Agreement and the Stock Purchase Agreement shall be collectively referred to as the "Club Acquisition Agreements"). Buyer shall designate whether Buyer wants to Close under Option (a) or Option (b) by written notice to Sellers on or before the Expiration Date. In either case, the Option Price shall be fully credited against the Purchase Price to be paid to Sellers on the Closing Date under the Club Acquisition Agreements, as indicated in Exhibit A or Exhibit B. In either case, notwithstanding anything to the contrary contained in the Club Acquisition Agreements, the total additional Purchase Price due to Sellers on the Closing Date shall be One Million One Hundred Seventy-Five Thousand Dollars ($1,175,000.00) (the "Balance Purchase Price") plus interest at the rate of Prime plus two percent (2%) per annum, compounded daily (the "Interest Rate"), from the date hereof to and including the Closing Date. Nothing in this Section 1.3 shall be construed to modify or to be inconsistent with the terms of the TSI Note.

1.4 CLOSING DATE. Buyer shall exercise the Option and complete the transactions contemplated herein on or before the Expiration Date (such date, the "Closing Date"). On the Closing Date, Sellers shall deliver the Purchased Assets, as defined in Exhibit A, or the Shares, as defined in Exhibit B, in accordance with the terms of the Asset Purchase Agreement or the Stock Purchase Agreement, as applicable, and Sellers and Buyer shall execute all documents reasonably necessary to conclude such transaction, including, without limitation, all documents required to be delivered pursuant to the appropriate Club Acquisition Agreement.

1.5 MANAGEMENT AGREEMENT. The parties acknowledge that they are entering into a Management Agreement, dated as of the date hereof and attached hereto as EXHIBIT C (the "Management Agreement"), which provides for Buyer's full, complete and exclusive right to supervise, manage, operate and control all aspects of the Club including making all business, financial and other decisions, from the date hereof through the Closing Date.

1.6 SELLERS OBLIGATIONS. The Sellers represent and warrant that as of the date hereof Sellers have complied with all of the provisions of Article 8 ("Conditions to Obligations of Buyer") of the Asset Purchase Agreement and
Article 6 ("Conditions Precedent to Buyer") of the Stock Purchase Agreement.
The parties also acknowledge that, in accordance with the terms of the Management Agreement, Buyer shall have physical and constructive control of the Club from the date hereof to the Closing Date. Recognizing that Buyer is in control of the Club, Sellers hereby represent and warrant to Buyer that they shall take no action or omit to take any action which (i) could have a material adverse effect on the Purchased Assets, in the case of the Asset Purchase Agreement, or the Shares, in the case of the Stock Purchase Agreement, or that would otherwise cloud or adversely affect title to the any of the

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Purchased Assets or the Shares or (ii) are inconsistent with the terms and conditions of this Agreement, the Management Agreement and/or the Club Acquisition Agreements. Sellers also agree, upon request from Buyer, that they shall take all actions reasonably necessary to assist with the completion of the transactions contemplated by the Club Acquisition Agreements.

1.7  REPRESENTATIONS AND WARRANTIES OF SELLER AS OF THE DATE HEREOF.

     a.   Asset Purchase Agreement

     (i) Sellers represent that all representations and warranties specified in the Agreement in Sections 5(a), 5(b), 5(c), 5(d), 5(e), 5(f), the third sentence of 5(g), 5(g)(iv), 5(g)(vi), 5(g)(viii), 5(g)(ix), 5(g)(x), 5(h), 5(i), 5(j),
5(k), 5(l), 5(m), 5(n), 5(o), the second sentence of 5(q), 5(r), 5(s), 5(t),
5(u) and 5(v), are true and correct in all material respects, in each case as if each representation or warranty were made as of the date hereof.

     (ii) Buyer represents and warrants that as of the date hereof, all of Buyer representations and warranties are true and correct. In all material respects, in each case as if each representation or warranty were made as of the date hereof.

     b.   Stock Purchase Agreement

          Sellers represent and warrant that as of the date hereof, all of Sellers' representations and warranties in the Stock Purchase Agreement are true and correct.


1.8  REPRESENTATIONS AND WARRANTIES AS OF THE CLOSING DATE.

     As of the Closing Date, Sellers and Buyer shall, each represent and warrant that each of their statements in Section 1.7(a) or (b), as the case may be, shall be true and correct as of the Closing Date.


1.9  SUPERSEDING TERMS.

     Except as expressly provided to the contrary herein, upon the closing of the Asset Purchase Agreement or the Stock Purchase Agreement on the Closing Date, the terms of the applicable Club Acquisition Agreement shall supersede the terms and replace the terms and provisions of this Agreement and the Management Agreement.

1.10 LEGAL PROHIBITIONS.

     Notwithstanding anything to the contrary herein or in the Club Acquisition Agreements, in the case that there exists an injunction, restraining order or other legal prohibition or restraint ("Legal Prohibition") restricting, prohibiting or limiting Buyer's ability to complete the transactions contemplated by this Agreement on the Expiration Date, the Expiration Date

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shall be extended until such time as the Legal Prohibition is no longer in effect. Buyer and Sellers agree that they shall each use best efforts, and cooperate with each other, to prosecute, defend, settle, remove or otherwise deal with respect to such Legal Prohibition, including any attempt by Landlord or any third party to seek such Legal Prohibition. Buyer and Sellers agree that they shall each pay one-half (1/2) of the total expenses incurred to prosecute, defend, settle, remove or otherwise deal with respect to such Legal Prohibitions, or any attempt to obtain the Legal Prohibitions, including reasonable legal fees and expenses.

1.11 DEFENSE FUND.

     (a) In the event that Buyer and/or Seller shall engage in any litigation with Landlord (hereafter defined), whether prior or subsequent to the Closing Date, arising out of or with respect to the Lease and/or the Demised Premises, other than litigation resulting from Buyer's failure to make required payments under the Lease, including any litigation contemplated by this Agreement Buyer and Sellers agree that they shall each be responsible for one-half (1/2) of the total reasonable legal fees and related expenses, including, but not limited to, court costs, expert witnesses, studies, reports, investigators, stenographers, etc.

1.12 DEEMED AMENDMENT TO ASSET PURCHASE AGREEMENT.

     (a) This Agreement shall be deemed to amend and modify the Asset Purchase Agreement. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and the Asset Purchase Agreement, the terms, covenants and conditions of this Agreement shall govern and control. Except as expressly modified by this Agreement, the Asset Purchase Agreement shall continue in full force and effect and shall be unmodified.

     (b) Upon Buyer's election to close pursuant to the Stock Purchase Agreement, as set forth in this Agreement, the Asset Purchase Agreement shall be terminated, and shall be of no further force and effect, and immediately thereupon the relationship between the parties hereto shall be governed by the Stock Purchase Agreement and this Agreement, which shall survive the termination of the Asset Purchase Agreement. Further, if Buyer shall elect to close pursuant to the Asset Purchase Agreement, in accordance with this Agreement, the Stock Purchase Agreement shall be null and void AB INITIO, and the relationship between the parties hereto shall thereafter be governed by the Asset Purchase Agreement and this Purchase Option Agreement, without giving effect to the Stock Purchase Agreement.

     (c) The TSI Note annexed hereto as EXHIBIT D shall be the TSI Note referred to in the Purchase Agreements (as such term is defined in the TSI
Note), and the TSI Note shall replace and supersede the draft of the TSI Note annexed to each of the Purchase Agreements.

     1.13 LEASE; RENEWAL TERM.     (a)  The parties hereto acknowledge and agree
that Maxifit, Ltd. and Saul Cantor (or any successor

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landlord, hereinafter, "Landlord") are parties to a certain Lease Agreement dated August 9, 1993 with respect to the Demised Premises occupied by Maxifit, Ltd. in the Browntown Shopping Center, Route 516 and Gaud Road, Old Bridge, New Jersey (the "Premises") (the "Lease"). The original expiration date of the Lease is November 30, 2003 (the "Lease Expiration Date"). In addition, the Lease contains one (1) five-year renewal term commencing immediately following the expiration of the original Lease Term (the "Renewal Term"). The existing term of the Lease, as extended by the Renewal Term, shall be deemed to constitute the "Extended Term". Maxifit, Ltd. has heretofore exercised its option to extend the Lease for the Renewal Term, and that Landlord has objected in writing to Maxifit, Ltd.'s extension of the Lease for the Renewal Term.

     (b) Subject to the further terms and conditions of this Agreement, Buyer shall exercise reasonable efforts, and diligently pursue such efforts, to cause Landlord to unequivocally agree in writing, whether pursuant to a written Lease amendment or otherwise, that Maxifit, Ltd. has validly extended the Lease for the Renewal Term. In connection therewith, Buyer may, but shall not be obligated to, commence litigation against Landlord, either before or after the Closing Date, to seek a declaratory judgement or other similar injunctive order that the renewal option has been duly exercised by Maxifit, Ltd., and that the Lease has been extended for the Renewal Term. Such litigation shall be prosecuted by Buyer, in Buyer's sole and absolute discretion, using attorneys selected by Buyer. Sellers agree to cooperate with Buyer in connection therewith, to the extent Seller's cooperation shall reasonably be necessary. The cost of such litigation shall be allocated between Sellers and Buyer pursuant to Section 1.11 of this Agreement.

     (c) The date which is the EARLIEST of the following dates shall be deemed to be the Lease Renewal Resolution Date:

          (i) the date upon which Buyer shall enter into an unequivocal written agreement with Landlord, in a form acceptable to Buyer and Buyer's counsel, which acknowledges that the Lease has been extended for the Renewal Term;

          (ii) the date upon which Landlord and Buyer shall enter into a duly effective written agreement pursuant to which the Lease shall be extended for a term which shall be equal to, or greater than, the Extended Term;

          (iii) the date upon which Buyer shall receive a final and unappealable judgement from a Court of competent jurisdiction which clearly and unequivocally states that the Lease has been extended for the Extended Term, and which duly binds Landlord with respect thereto;

          (iv) the date which is the first (1st) anniversary date of the Lease Expiration Date, provided, and upon the express condition, that (A) Landlord shall have accepted the payment and performance of Tenant's obligations under the Lease by Buyer for the period between the Lease Expiration Date and the first (1st)

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anniversary of the Lease Expiration Date and (B) Landlord and Buyer shall not then be in litigation arising out of or with respect to, or which disputes the due and valid extension of the Lease for the Extended Term, including any holdover litigation; or

          (v) if (A) the Lease Renewal Resolution Date shall not have occurred prior to the first (1st) anniversary date of the Lease Expiration Date and (B) the conditions of subparagraphs (iv)(A) and (iv)(B) above have not been satisfied, then the Lease Renewal Resolution Date shall be the date upon which
(1) Buyer shall receive a final and unappealable judgement from a Court of competent jurisdiction which clearly and unequivocally states that the Lease has been extended for the Extended Term, and which duly binds Landlord with respect thereto or (2) the expiration date of the Extended Term, provided that Buyer shall continue to occupy the Premises, in accordance with the terms and conditions of the Lease for the entire Extended Term (unless Buyer shall voluntarily and wilfully terminate the Lease prior to the expiration date of the Extended Term).

     (d) Except as expressly provided to the contrary in this Agreement and/or by the express terms of the TSI Note, the TSI Note shall become due and payable, in accordance with its terms, upon the LATER to occur of (i) the Maturity Date of the TSI Note or (ii) the Lease Renewal Resolution Date.

1.14 CONTRIBUTION TO LANDLORD.

          (a) If at any time prior to the Lease Renewal Resolution Date, Buyer shall agree in writing with Landlord to modify the Lease in a manner pursuant to which Landlord acknowledges the validity of the extension of the Lease for the Extended Term, and in connection therewith, Buyer, in Buyer's sole and absolute discretion, shall agree in writing to pay to Landlord, over the balance of the Extended Term, a sum (including any increased rent payments) having a net present value, discounted at the then current Interest Rate (the "Discount Rate"), which shall be greater than the net present value, discounted at the Discount Rate, of the sum of $25,000.00 per annum to be paid to Landlord from the Transition Date through the last day of the Extended Term, then Sellers shall pay to Buyer fifty percent (50%) of such difference. By way of example, if Buyer agrees to pay Landlord the sum of fifty thousand dollars ($50,000.00) per annum from the Transition Date through the expiration date of the Extended Term, then, upon the consummation of such agreement, Sellers shall pay to Buyer fifty percent (50%) of the difference between (i) the net present value of fifty thousand dollars ($50,000.00) per annum, payable from the Transition Date through the expiration date of the Extended Term, discounted at the Discount Rate, and (ii) the net present value of twenty five thousand dollars ($25,000.00) per annum, payable from the Transition Date through the expiration date of the Extended Term, discounted at the Discount Rate.

          (b) Upon such an agreement being entered into between Buyer and Landlord, the Lease Renewal Resolution Date shall be deemed to have occurred under the TSI Note.

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1.15 SELLER'S CAP.

     (a) Notwithstanding anything to the contrary contained herein, the aggregate amount of the payments required to be made by Sellers pursuant to Sections 1.10, 1.11, 1.13(b) and 1.14 of this Agreement shall not exceed the sum of $125,000.00.

     (b) The amounts required to be paid by Sellers pursuant to Sections 1.10, 1.11, 1.13(b) and 1.14, limited as set forth in Subparagraph 1.15(a) above, shall be offset by Buyer, when due, against the amounts due and payable under the TSI Note.

1.16 SURVIVAL. Notwithstanding anything to the contrary herein or in the Asset Purchase Agreement or the Stock Purchase Agreement, Section 3(d), 3(c), 3(f), 3(g) of the Asset Purchase Agreement shall be deemed in effect from the date of this Agreement forward, and shall remain in effect regardless of which of the Club Acquisition Agreements is terminated.

1.17 REMEDIES. (a) If Seller shall willfully default under this Agreement, Buyer shall have all of Buyer's remedies in equity or at law, including specific performance of this Agreement, and the Management Agreement shall continue in full force and effect.

     (b) If Buyer shall willfully default under this Agreement, Sellers shall have all of Sellers' remedies in equity or at law, including the right to terminate this Agreement, the Asset Purchase Agreement and the Management Agreement. In the case of Buyer's willful default, Sellers shall have the right to retain the Option Price.

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2.   MISCELLANEOUS

               2.1 NOTICES. Any notice, consent or other communications required or permitted under this Agreement shall be in writing and delivered by personal delivery, certified mail, return receipt requested or by a recognized overnight courier, addressed as follows:

                    To Sellers:

                    Harry Rosenstein
                    21 Manitoba Way
                    Marlboro, New Jersey 07746
                    Fax: 732-577-9832

                    with a copy to:

                    Robert Goldschlag, Esq.
                    65 South Street
                    Freehold, New Jersey 07728

                    To Buyer:

                    TSI Old Bridge, Inc.
                    c/o Town Sports International, Inc.
                    888 Seventh Avenue
                    New York, New York  10106

                    Attention: Alexander Alimanestianu, Esq.

                    with a copy to:

                    Donovan & Giannuzzi
                    405 Park Avenue
                    New York, New York  10022
                    Attention: Nicholas T. Donovan, Esq.

Notices shall be deemed given (i) when received, if delivered by personal delivery, (ii) three business days after being deposited in the United States mail, if delivered by certified mail, and (iii) the next business day, if delivered by overnight courier.

               2.2 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of Sellers and Buyer and their respective successors and assignees.

               2.3  ENTIRE AGREEMENT.   This Agreement, together with the
exhibits, schedules, Acquisition Agreements and other writings referred to in this Agreement, embodies or reflects the entire agreement among the parties relating to the subject matter of this Agreement.


               2.4 AMENDMENT AND WAIVER. This Agreement may not be amended, modified or waived in whole or in part at any time, except in a writing signed by Seller's and Buyer.

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               2.5  GOVERNING LAW. (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

               (ii) Any dispute, claim or controversy arising out of or relating to this Agreement or the Acquisition Agreements, including, but not limited to Buyer's and TSI's right of offset in Section 10(e) hereof, shall be settled by arbitration in Monmouth County, New Jersey in accordance with the Commercial Arbitration Rules of the American Arbitration Association, or any successor thereof. The decision and award of the arbitration shall be final and conclusive on the parties, and judgment upon the award rendered may be entered in any court having jurisdiction thereof.

          IN WITNESS WHEREOF, this Purchase Option Agreement has been executed and delivered by the parties as of the date first above written.


                         MAXIFIT, INC. d/b/a
                         Ovox Fitness & Sports Center of Old Bridge




                         By: Harry Rosenstein
                             ------------------------
                             Harry Rosenstein
                             President


                         Harry Rosenstein
                         -----------------------
                         HARRY ROSENSTEIN



                         Phyllis Rosenstein
                         -----------------------
                         PHYLLIS ROSENSTEIN



                         Stuart Rosenstein
                         -----------------------
                         STUART ROSENSTEIN



                         TSI OLD BRIDGE, INC.


                         By: Alexander Alimanestianu
                             -----------------------------
                             Alexander Alimanestianu
                             Executive Vice President